                                                                    Exhibit 99.2


      PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION (UNAUDITED)


     The following unaudited pro forma consolidated, condensed financial statements are presented to reflect the merger of Dauphin into the Company on a purchase accounting basis. Under purchase accounting, the assets and liabilities of Dauphin are adjusted to their estimated fair value at the date of consummation of the merger and combined with the recorded book values of the assets and liabilities of the Company.

     The unaudited pro forma consolidated, condensed statement of condition combines the historical consolidated statements of condition of the Company and Dauphin as if the merger had become effective on March 31, 1997. The unaudited pro forma consolidated, condensed statements of income combine the historical consolidated statements of income of the Company and Dauphin for the year ended December 31, 1996 and the three months ended March 31, 1997.

     The unaudited pro forma consolidated, condensed financial statements reflect the effect of the payment of the merger consideration and estimated fair value adjustments for certain assets, liabilities and other items as more fully described in the notes to the unaudited pro forma consolidated, condensed financial statements. The estimated fair value adjustments are subject to update as additional information becomes available. The unaudited pro forma consolidated, condensed financial statements do not reflect anticipated expenses and nonrecurring charges as a result of, or estimated expense savings and revenue enhancements anticipated to result from, the merger.

     The unaudited pro forma consolidated, condensed financial statements are provided for informational purposes, and are not necessarily indicative of the financial condition and results of future operations that would have been achieved had the merger been consummated at the dates indicated. The unaudited pro forma consolidated, condensed financial information should be read in conjunction with the consolidated historical financial statements and accompanying notes of the Company and Dauphin.

            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF CONDITION
                                MARCH 31, 1997
                                   UNAUDITED



                                                       HISTORICAL
                                               ---------------------------
                                                FIRST MD         DAUPHIN            PRO FORMA ADJUSTMENTS            PRO FORMA
                                                BANCORP          DEPOSIT       --------------------------------      COMBINED
                                                3/31/97          3/31/97          (DEBIT)           (CREDIT)         3/31/97
                                               -----------      ----------     --------------    --------------     -----------
                                                                                 (In thousands)
ASSETS
Cash and due from banks                        $   848,615      $  164,523     $  200,000 (b)    $  843,428 (a)     $ 1,013,138
                                                                                  386,057 (c)
                                                                                  257,371 (d)
Money market investments                           580,915          56,308                          386,057 (c)         251,166
Investment securities available-for-sale         2,497,045       2,036,728          1,000 (e)       257,371 (d)       4,277,402
Assets held-for-sale                               102,512         190,390                                              292,902
Loans, net of unearned income                    6,782,130       3,195,348          2,800 (f)                         9,980,278
        Allowance for credit losses               (154,806)        (42,443)                                            (197,249)
                                               -----------      ----------     --------------    --------------     -----------
Loans, net                                       6,627,324       3,152,905          2,800                 0           9,783,029
                                               -----------      ----------     --------------    --------------     -----------
Premises and equipment                             106,636          73,509         14,000 (h)                           194,145
Due from customers on acceptances                    8,876                                                                8,876
Goodwill                                            77,114          13,208        906,472 (a)         1,000 (e)         980,939
                                                                                   68,500 (g)         2,800 (f)
                                                                                    7,300 (j)        14,000 (h)
                                                                                    3,100 (l)        11,900 (i)
                                                                                   14,123 (m)        75,000 (k)
                                                                                    9,030 (n)        13,208 (m)
Other intangible assets                             18,005             915         75,000 (k)           915 (m)          93,005
Purchased and originated mortgage servicing
   rights                                            3,288          13,515                                               16,803
Other assets                                       347,450          78,391         11,900 (i)         7,738 (a)         430,003
                                               -----------      ----------     --------------    --------------     -----------
    TOTAL ASSETS                               $11,217,780      $5,780,392     $1,956,653        $1,613,417         $17,341,408
                                               ===========      ==========     ==============    ==============     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Domestic deposits:
   Non-interest bearing deposits               $ 2,364,148      $  488,742                                          $ 2,852,890
   Interest bearing deposits                     5,188,402       3,564,979                           68,500 (g)       8,821,881
Interest bearing deposits in foreign
   banking office                                   92,152                                                               92,152
                                               -----------      ----------     --------------    --------------     -----------
        Total deposits                           7,644,702       4,053,721              0            68,500          11,766,923
                                               -----------      ----------     --------------    --------------     -----------
Federal funds purchased, securities sold under
   repurchase agreements and other borrowed
   funds, short-term                             1,460,532       1,065,922                                            2,526,454
Bank acceptances outstanding                         8,876                                                                8,876
Accrued taxes and other liabilities                331,090          83,057                           17,664 (a)         451,241
                                                                                                      7,300 (j)
                                                                                                      3,100 (l)
                                                                                                      9,030 (n)
Long-term debt                                     209,756           4,286          3,952 (a)       200,000 (b)         410,090
Guaranteed preferred beneficial interests in
   Company's junior subordinated debentures        296,344                                                              296,344
                                               -----------      ----------     --------------    --------------     -----------
Total Liabilities                                9,951,300       5,206,986          3,952           305,594          15,459,928
                                               -----------      ----------     --------------    --------------     -----------
4.50% Cumulative Redeemable preferred stock          7,748                                                                7,748

Stockholders' equity                             1,258,732         573,406        573,406 (a)       615,000 (a)       1,873,732
    TOTAL LIABILITIES, REDEEMABLE PREFERRED
                                               -----------      ----------     --------------    --------------     -----------

    STOCK AND STOCKHOLDERS' EQUITY             $11,217,780      $5,780,392     $  577,358        $  920,594         $17,341,408
                                               ===========      ==========     ==============    ==============     ===========

See Notes to Pro Forma Consolidated Condensed Financial Information

Page 7
             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                                MARCH 31, 1997
                                   UNAUDITED


                                                                   THREE MONTHS ENDED MARCH 31, 1997
                                               --------------------------------------------------------------------------------
                                                       HISTORICAL
                                               ---------------------------            PRO FORMA ADJUSTMENTS          PRO FORMA
                                                FIRST MD           DAUPHIN   -------------------------------------    COMBINED
                                                BANCORP            DEPOSIT      (DEBIT)              (CREDIT)         3/31/97
                                               -----------      ----------     --------------    --------------     -----------
                                                                                 (In thousands)


INTEREST INCOME
Interest and fees on loans                     $   136,038      $   64,631     $     100  (6)                       $   200,569
Interest and dividends on investment
   securities                                       40,736          33,144         3,600  (1)                            69,380
                                                                                     900  (7)
Interest on assets held-for-sale                     1,918           3,863                                                5,781
Interest on money market investments                 5,923             307         1,300  (2)                             4,930
                                               -----------      ----------     --------------    --------------     -----------
    Total interest and dividend income             184,615         101,945         5,900                 0              280,660
                                               -----------      ----------     --------------    --------------     -----------
INTEREST EXPENSE
Interest on deposits                                50,476          40,740                           2,300  (8)          88,916
Interest on Federal funds  purchased and
   other short-term borrowings                      20,991          12,428                                               33,419
Interest on long-term debt                           4,638           1,778         3,600  (3)                            10,016
Interest on guaranteed preferred beneficial
   interests in Company's junior subordinated
   debentures                                        4,107                                                                4,107
                                               -----------      ----------     --------------    --------------     -----------
            Total interest expense                  80,212          54,946         3,600             2,300              136,458
                                               -----------      ----------     --------------    --------------     -----------

Net interest income                                104,403          46,999         9,500             2,300              144,202
Provision for credit losses                          9,900           1,545                                               11,445
                                               -----------      ----------     --------------    --------------     -----------
Net interest income after  provision for
  credit losses                                     94,503          45,454         9,500             2,300              132,757
                                               -----------      ----------     --------------    --------------     -----------
Noninterest income                                  61,258          25,526                                               86,784
Noninterest expenses                               102,465          47,821         9,000   (9)         600 (12)         164,486
                                                                                   5,700  (10)
                                                                                     100  (11)
                                               -----------      ----------     --------------    --------------     -----------
Income before income taxes                          53,296          23,159        24,300             2,900               55,055
Income tax expense                                  19,193           5,980                           3,300  (5)          20,273
                                                                                                     1,600 (13)
                                               -----------      ----------     --------------    --------------     -----------
Net Income                                     $    34,103      $   17,179     $  24,300         $   7,800          $    34,782
                                               ===========      ==========     ==============    ==============     ===========


See Notes to Pro Forma Consolidated Condensed Financial Information

             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                               DECEMBER 31, 1996
                                   UNAUDITED


                                                                      YEAR ENDED DECEMBER 31, 1996
                                               --------------------------------------------------------------------------------
                                                       HISTORICAL
                                               ---------------------------            PRO FORMA ADJUSTMENTS          PRO FORMA
                                               FIRST MD            DAUPHIN   -------------------------------------    COMBINED
                                                BANCORP            DEPOSIT      (DEBIT)              (CREDIT)         12/31/96
                                               -----------      ----------     --------------    --------------     -----------
                                                                                 (In thousands)

INTEREST INCOME
Interest and fees on loans                     $   521,643      $  252,975     $      600  (6)                       $  774,018

Interest and dividends on investment
   securities                                      174,141         132,623         14,600  (1)                          288,564
                                                                                    3,600  (7)
Interest on assets held-for-sale                     9,390          12,050                                               21,440
Interest on money market investments                13,855             956          5,100  (2)                            9,711
                                               -----------      ----------     --------------    --------------     -----------
      Total interest and dividend income           719,029         398,604         23,900                0            1,093,733
                                               -----------      ----------     --------------    --------------     -----------

INTEREST EXPENSE
Interest on deposits                               205,169         160,914                           9,200   (8)        356,883
Interest on Federal funds  purchased and
   other short-term borrowings                      76,428          51,937                                              128,365
Interest on long-term debt                          33,721           3,269         14,400  (3)                           51,390
Interest on guaranteed preferred beneficial
   interests in Company's junior subordinated
   debentures                                           55                         19,500  (4)                           19,555
                                               -----------      ----------     --------------    --------------     -----------
            Total interest expense                 315,373         216,120         33,900            9,200              556,193
                                               -----------      ----------     --------------    --------------     -----------

Net interest income                                403,656         182,484         57,800            9,200              537,540
Provision for credit losses                          6,500           6,000                                               12,500
                                               -----------      ----------     --------------    --------------     -----------
Net interest income after
 provision for credit losses                       397,156         176,484         57,800            9,200              525,040
                                               -----------      ----------     --------------    --------------     -----------
Noninterest income                                 216,892          93,903                                              310,795
Noninterest expenses                               406,861         174,438         36,200  (9)       1,900  (12)        638,899

                                                                                   22,700 (10)
                                                                                      600 (11)
                                               -----------      ----------     --------------    --------------     -----------
Income before income taxes                         207,187          95,949        117,300           11,100              196,936
Income tax expense                                  74,850          25,177                          21,200   (5)         72,427
                                                                                                     6,400  (13)
                                               -----------      ----------     --------------    --------------     -----------
Net Income                                     $   132,337      $   70,772     $  117,300        $  38,700          $   124,509
                                               ===========      ==========     ==============    ==============     ===========

See Notes to Pro Forma Consolidated Condensed Financial Information

                                   NOTES TO
            PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION
                                   UNAUDITED


    Consolidated Statement of Condition                       ($ in thousands)
    -----------------------------------
    Note 1
    ------

    Purchase Consideration
    ----------------------

    The Company
    -----------
    Cash paid to Dauphin shareholders electing cash              $     194,813
     and for Dauphin stock options
    Cash paid to AIB as consideration for AIB
     issuing ADSs to Dauphin                                           648,615
                                                                 -------------
(a)   Total cash consideration paid by FMB                             843,428
(a) Liability for stock options to be settled in AIB ADSs               17,664
(a) AIB capital contribution                                           615,000
                                                                 -------------
      Purchase consideration recorded by FMB before
       acquisition costs                                             1,476,092
(a) Capitalized acquisition costs                                        7,738
                                                                 -------------
      Total purchase consideration recorded by FMB                   1,483,830
(a) Less:  Dauphin total stockholders' equity at 3/31/97              (573,406)
(a) Less:  conversion of stock options and convertible
     subordinated debentures                                            (3,952)
                                                                 -------------
(a)   Net excess of purchase consideration over net book
       value of Dauphin                                          $     906,472
                                                                 =============

    Note 2
    ------

    Funding of Acquisition
    ----------------------

(b) Issuance of $200 million in subordinated
     notes in July 1997.                                         $     200,000
(c) Use of money market funds.                                         386,057
(d) Sale of investment securities.                                     257,371
                                                                 -------------
                                                                 $     843,428
                                                                 =============

    Note 3
    ------

    Goodwill
    --------

    Net excess of purchase consideration over net book
     value of Dauphin                                            $     906,472
    Estimated fair value adjustments:
(e)  Investment securities                                              (1,000)
(f)  Loans                                                              (2,800)
(g)  Deposits                                                           68,500
(h)  Property                                                          (14,000)
(i)  Pension plan assets in excess of the projected
      benefit obligation                                               (11,900)
(j)  Postretirement benefits liability                                   7,300
(k)  Identifiable intangibles                                          (75,000)
(l)  Accrued expenses                                                    3,100
(m)  Elimination of existing goodwill and other intangibles             14,123
                                                                 -------------
                                                                       894,795
(n) Deferred tax liability for estimated fair value adjustments          9,030
                                                                 -------------
       Total goodwill due to merger                              $     903,825
                                                                 =============

                                   NOTES TO
            PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION
                                   UNAUDITED

Consolidated Statements of Income
---------------------------------

Note 4
------

                                                                                       THREE MONTHS       YEAR ENDED
                                                                                           ENDED          DECEMBER 31,
                                                                                       MARCH 31, 1997        1996
                                                                                       -------------------------------
                                                                                               (In thousands)

     Funding of Acquisition
     ----------------------

(1)  Reduction in interest income on investment securities due
      to the sale of securities to fund the acquisition.                                  $   3,600         $   14,600

(2)  Reduction in interest income on money market investments due
      to the use of investments to fund the acquisition.                                      1,300              5,100

(3)  Increase in interest expense resulting from issuance of
      subordinated notes in July 1997 to fund the acquisition.                                3,600             14,400

(4)  Interest expense resulting from the issuance of guaranteed preferred beneficial interests in Company's junior
      subordinated debentures in December 1996 and February 1997 to fund the acquisition (December 1996 Pro Forma Consolidated
      Condensed Statement of Income only).                                                       -              19,500

(5)  Reduction in income tax expense related to the funding of the
      acquisition based upon a 39.55% tax rate.                                               3,300             21,200

Note 5
------

                                                                                       THREE MONTHS       YEAR ENDED
                                                                                           ENDED          DECEMBER 31,
                                                                                       MARCH 31, 1997        1996
                                                                                       -------------------------------
                                                                                               (In thousands)
     Goodwill-Estimated Fair Value Adjustments
     -----------------------------------------

(6)  Amortization of the fair value premium on loans on a straight-line
      basis over their estimated maturities.                                                 $  100         $      600

(7)  Amortization of the fair value premium on investment securities on
      an accelerated basis over their estimated maturities.                                     900              3,600

(8)  Amortization of the fair value premium on deposits on an
      accelerated basis over their estimated maturities.                                      2,300              9,200

(9)  Amortization of goodwill on a straight-line basis over a
      period of 25 years.                                                                     9,000             36,200

(10) Amortization of identifiable intangibles on an accelerated basis
      over a period of 10 years.                                                              5,700             22,700

(11) Depreciation of the fair value premium on property on a straight-line
      basis over a period of 25 years.                                                          100                600

(12) Elimination of the amortization of existing goodwill and other intangibles.                600              1,900

(13) Reduction in income tax expense related to the amortization of the
      estimated fair value adjustments based upon a 35% tax rate.                             1,600              6,400


                                   NOTES TO
            PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION
                                   UNAUDITED

Additional Information
----------------------

Note 6
------

Certain purchase accounting adjustments will be amortized on an accelerated basis and will have a more significant impact on the Company's net income in the years immediately subsequent to the acquisition.

Note 7
------

Restructuring Charges
---------------------

   The Company's management estimates that approximately $60 million of costs related to change in control, severance, facilities and other restructuring costs will be incurred in connection with the merger. These costs are subject to change as additional information becomes available and are not included in the pro forma consolidated, condensed financial information. Of the $60 million estimate, approximately $45 million of costs relate to Dauphin's employees, facilities and operations and will affect the final amount of goodwill and will be amortized as described in Note 5. The remaining estimated costs of approximately $15 million relate to the Company's facilities, employees and operations and will be expensed as incurred.